UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): December 1, 2006

                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

        California                        0-21423                33-0485615
        ----------                        -------                ----------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


             16162 Beach Boulevard
                   Suite 100
         Huntington Beach, California                                92647
         -----------------------------                               -----
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (714) 848-3747
                                                           --------------

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 8.01 Other Events

On December 1, 2006, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled, "BJ's Restaurants, Inc. to Present at the Wedbush Morgan 7th Annual California Dreamin' Conference." The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01       Exhibits

                Exhibit No.     Description

                99.1            Press Release dated December 1, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BJ'S RESTAURANTS, INC.
December 1, 2006                        (Registrant)


                                        By:  /s/ GERALD W. DEITCHLE
                                             ----------------------
                                             Gerald W. Deitchle
                                             Chief Executive Officer, President
                                             and Director

                                        By:  /s/ GREGORY S. LEVIN
                                             --------------------
                                             Gregory S. Levin
                                             Chief Financial Officer